Exhibit 24.1

GAINBRIDGE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Ellyn M. Nettleton, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually, on my behalf, to execute and file any instrument or document required to be filed with the SEC as part of, or in connection with or in any way related to, a Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to all SEC registered insurance products, including all SEC registered variable products and their variable accounts, all SEC registered index-linked annuity products, and all SEC registered fixed annuity products, in each case which have been duly approved by the Group 1001 Life & Annuity Insurance Steering Committee, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2023.

/s/ Ellyn M. Nettleton
Ellyn M. Nettleton

Exhibit 24.1

GAINBRIDGE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Dennis A. Cullen, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually, on my behalf, to execute and file any instrument or document required to be filed with the SEC as part of, or in connection with or in any way related to, a Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to all SEC registered insurance products, including all SEC registered variable products and their variable accounts, all SEC registered index-linked annuity products, and all SEC registered fixed annuity products, in each case which have been duly approved by the Group 1001 Life & Annuity Insurance Steering Committee, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2023.

/s/ Dennis A. Cullen
Dennis A. Cullen

Exhibit 24.1

GAINBRIDGE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually, on my behalf, to execute and file any instrument or document required to be filed with the SEC as part of, or in connection with or in any way related to, a Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to all SEC registered insurance products, including all SEC registered variable products and their variable accounts, all SEC registered index-linked annuity products, and all SEC registered fixed annuity products, in each case which have been duly approved by the Group 1001 Life & Annuity Insurance Steering Committee, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2023.

/s/ Michael K. Moran
Michael K. Moran

Exhibit 24.1

GAINBRIDGE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Fang. L Wang, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually, on my behalf, to execute and file any instrument or document required to be filed with the SEC as part of, or in connection with or in any way related to, a Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to all SEC registered insurance products, including all SEC registered variable products and their variable accounts, all SEC registered index-linked annuity products, and all SEC registered fixed annuity products, in each case which have been duly approved by the Group 1001 Life & Annuity Insurance Steering Committee, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2023.

/s/ Fang. L Wang
Fang. L Wang

Exhibit 24.1

GAINBRIDGE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Daniel J. Towriss, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually, on my behalf, to execute and file any instrument or document required to be filed with the SEC as part of, or in connection with or in any way related to, a Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to all SEC registered insurance products, including all SEC registered variable products and their variable accounts, all SEC registered index-linked annuity products, and all SEC registered fixed annuity products, in each case which have been duly approved by the Group 1001 Life & Annuity Insurance Steering Committee, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2023.

/s/ Daniel J. Towriss
Daniel J. Towriss

Exhibit 24.1

GAINBRIDGE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Curtis P. Steger, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually, on my behalf, to execute and file any instrument or document required to be filed with the SEC as part of, or in connection with or in any way related to, a Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to all SEC registered insurance products, including all SEC registered variable products and their variable accounts, all SEC registered index-linked annuity products, and all SEC registered fixed annuity products, in each case which have been duly approved by the Group 1001 Life & Annuity Insurance Steering Committee, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2023.

/s/ Curtis P. Steger
Curtis P. Steger

Exhibit 24.1

GAINBRIDGE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, David E. Sams, Jr., hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually, on my behalf, to execute and file any instrument or document required to be filed with the SEC as part of, or in connection with or in any way related to, a Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to all SEC registered insurance products, including all SEC registered variable products and their variable accounts, all SEC registered index-linked annuity products, and all SEC registered fixed annuity products, in each case which have been duly approved by the Group 1001 Life & Annuity Insurance Steering Committee, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2023.

/s/ David E. Sams, Jr.
David E. Sams, Jr.